UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)

of the

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 26, 2008

(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-51689	88-0456274
(Commission File Number)	(I.R.S. Employer Identification No.)

2121 Sage Road, Suite 200
Houston, Texas	77056
(Address of Principal Executive Offices)	(Zip Code)

6303 Beverly Hill, Suite 210
Houston, Texas 77057
(Former name or former address, if changed since last report.)

(713) 625-7800
(Telephone number, including area code)

ITEM 8.01      Other Matters

On August 26, 2008, Exobox Technologies Corp. was cleared for quotation on the Over-the-Counter Bulletin Board (OTCBB), effective immediately.

Item 9.01        Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1 Press Release of Exobox Technologies Corp., dated August 27, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: /s/Robert B. Dillon
Robert B. Dillon, President & CEO

Dated: August 27, 2008